                                                                    EXHIBIT 10.8


                          PEPTIDE THERAPEUTICS LIMITED

                                     - and -

                               NOVARTIS PHARMA AG


 ------------------------------------------------------------------------------


                             COLLABORATION AGREEMENT


 ------------------------------------------------------------------------------

                                    CONTENTS

1          Definition
2          The Programme
3          Consideration
4          Intellectual Property
5          Licence Agreement
6          Confidentiality
7          Publications
8          Warranties and Undertakings
9          Announcements
10         Assignment
11         Costs
12         Further Assurance
13         Term
14         General
15         Governing Law and Jurisdiction
16         Counterparts

Schedule 1 - Research Plan
Schedule 2 - Licence Agreement

THIS AGREEMENT is made on          1st November 1998

BETWEEN:-

(1) PEPTIDE THERAPEUTICS LIMITED (No 2774777) whose registered office is at 321 Cambridge Science Park, Milton Road, Cambridge, CB4 4WG UK ("PEPTIDE"); and

(2) NOVARTIS PHARMA AG whose registered office is at Lichtstrasse 35, CH-4002, Basel, Switzerland ("NOVARTIS").

Together referred to as "the Parties", each singly as a "Party".

WHEREAS

(A) Peptide has developed a system for the discovery of substrates and the development of inhibitors of protease enzymes known as RAPiD (Rational Approach to Protease Inhibitor Design);

(B) Novartis has identified the Target Protease for which they wish to develop Substrates and Inhibitors as such terms are hereinafter defined;

(C) The Parties have agreed that Peptide will carry out the Programme on the Target Protease using RAPiD and endeavour to provide a Substrate and Data (as hereinafter defined) to Novartis; and

(D) Following completion of the Programme, Novartis will have the option to enter into a licence agreement with Peptide to allow use of the Substrate and Data.

IT IS AGREED as follows:



1          DEFINITION

           "AFFILIATE(S)"           In the case of either Party, a corporation
                                    or other entity which, directly or
                                    indirectly, controls, is controlled by or is under common control with, that Party. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity.

            "ARISING IP"            Any Intellectual Property resulting from the
                                    Programme carried out by Peptide including
                                    Data.

            "BACKGROUND IP"         All Intellectual Property owned by or
                                    available to either Party prior to this
                                    Agreement or generated during the term of this Agreement but not resulting from the Programme. For the avoidance of doubt the Parties recognise that Novartis owns all Intellectual Property related to the Target
                                    Protease as well as to any compounds for which Novartis discovers a pharmacological activity with respect to such Target
                                    Protease, and Peptide owns all Intellectual
                                    Property related to RAPiD.

           "CONFIDENTIAL INFORMATION"

                                    All information disclosed by one Party ("the
                                    Disclosing Party") to the other ("the
                                    Receiving Party") whether before or after the date of this Agreement which is not in the public domain including without prejudice to the generality of the foregoing; know-how and/or documents relating to or comprising the Background IP; know-how and/or documents relating to or comprising the Arising IP, and the Data and any information relating to the Disclosing Party's products, operations, processes, plans or intentions, know-how, intellectual property, inventions, trade secrets, market opportunities and business affairs.

           "DATA" The data relating to the Target Protease generated during the Programme by or on behalf of Peptide.

           "FRET"                   Fluorescence Resonance Energy Transfer.

           "INHIBITOR"              Any inhibitor of the Target Protease.

           "INTELLECTUAL PROPERTY"  Any and all interest whether legal or beneficial arising under the laws of England or elsewhere in patent, copyright, design right, rights in confidentiality, trade mark rights and any other analogous rights, applications for any of the foregoing (and the right to make such applications) including Know How.

           "KNOW HOW"               Technical and scientific information,
                                    necessary or useful in developing
                                    Substrates, not at present in the public domain and held in any form (including, without limitation, that comprised in or derived from drawings, data, formulae, specifications, notes, chemical compounds, computer software, component lists, instructions, manuals, reports and process descriptions) by either Party to this Agreement.

           "LICENCE AGREEMENT"      The agreement to be entered into to allow
                                    Novartis to use the Substrate and the Data, the form of which is set out in Schedule 2.

           "OPTION PERIOD"          A period of two (2) months from receipt
                                    by Novartis of the Report or Substrate,
                                    if identified, (whichever is the later)
                                    allowing Novartis to evaluate the Data.

           "PRESS RELEASE"          The press release announcing the conclusion
                                    of this Agreement the wording of which
                                    having been mutually agreed by the Parties .

           "PROGRAMME"              The research programme, outlined in Schedule
                                    1, during the performance of which Peptide will apply RAPiD to the Target Protease supplied by Novartis, and the purpose of which is to identify a Substrate for the Target Protease.

           "RAPID" Peptide's proprietary system for discovering substrates and developing inhibitors of protease enzymes.

           "REPORT" A written report summarising the Data to be provided by Peptide to Novartis.

           "SUBSTRATE"              A FRET substrate for the Target Protease
                                    having a []* and selected by Novartis as being suitable for use in an assay for measuring the proteolytic activity of
                                    Target Protease.

           "TARGET PROTEASE"        []*

2        THE PROGRAMME

2.1 Within []* of signing this Agreement, Novartis shall provide Peptide with sufficient Target Protease required for the Programme and any available information necessary to assay the Target Protease.

2.2 Peptide agrees to use reasonable endeavours to carry out the Programme and to deliver to Novartis the Report as soon as is reasonably practicable. In addition, if Peptide has identified a Substrate for the Target Protease, Peptide will promptly supply Novartis with approximately []* of the Substrate for evaluation by Novartis. In any event Peptide shall provide the Report to Novartis within []* of the date of this Agreement.

3        CONSIDERATION

         In consideration of Peptide carrying out the Programme Novartis agrees to pay to Peptide [ ]* exclusive of any applicable sales taxes thereon within [ ]* of (a) signing this Agreement and (b) receipt of an invoice for this amount from Peptide, whichever is later.

4        INTELLECTUAL PROPERTY

4.1 For the avoidance of doubt all Background IP shall remain the property of the Party owning such Background IP prior to this Agreement or generating or acquiring it during the term of this Agreement.

4.2      Any Arising IP and all Data shall be the property of Peptide.

4.3 Novartis shall have a sole licence during the Option Period to use the Data and the Substrate only for the purpose of internally evaluating the Data and the Substrate.

5        LICENCE AGREEMENT

5.1 During the Option Period Novartis may elect to enter into the License Agreement in the form set out in Schedule 2.


5.2 In the event Novartis elects not to enter into the License Agreement during the Option Period, the following terms and conditions shall apply, subject to Clause 6 hereof:


         (a) Novartis shall make no further use or disclosure of the Data nor of any data which has been derived, in part or in its entirety, from or by use of the Data; and

         (b) Novartis shall make no further use or disclosure of the Substrate provided or identified by Peptide nor any substrate derived from such Substrate nor shall it make any further use or disclosure of any associated Data related to the Substrate; and

         (c) Novartis shall make no further use or disclosure of any of the Confidential Information provided to it by Peptide; and

         (d) Novartis shall return to Peptide all Data and Confidential Information received by it in any format whatsoever together with any and all copies of such Data and Confidential Information which may have been made in any format whatsoever and agrees to destroy any remaining quantities of Substrate.


6        CONFIDENTIALITY

6.1 During the term of this Agreement and for a period of 5 years after termination or expiration of this Agreement for any reason whatsoever the Receiving Party shall;

         6.1.1    keep the Confidential Information confidential;

         6.1.2 not disclose the Confidential Information to any other person or entity other than with the prior written consent of the Disclosing Party; and

         6.1.3 not use the Confidential Information for any purpose other than the performance of its obligations or the exercise of its rights under this Agreement.

The Receiving Party shall procure that its employees and the employees of its Affiliates are made aware of and comply with all the Receiving Party's obligations of confidentiality under this Agreement as if these employees were a party to this Agreement.

6.2 The obligations contained in Clause 6.1 shall not apply to any Confidential Information which: -

         6.2.1 at the date of this Agreement or at any time after the date of this Agreement is, or comes into, the public domain other than through breach of this Agreement by the Receiving Party or any Recipient;

         6.2.2 can be shown by the Receiving Party to the satisfaction of the Disclosing Party to have been known by the Receiving Party before disclosure by the Disclosing Party to the Receiving Party;

         6.2.3 subsequently comes lawfully into the possession of the Receiving Party from a third party under no obligation of confidence to the Disclosing Party in respect of such Confidential Information;

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

         6.2.4 is subsequently and independently developed by employees of the Receiving Party or Affiliates thereof who had no knowledge of the Confidential Information disclosed; or

         6.2.5 is required by law, by any court of competent jurisdiction or by any other appropriate regulatory body (including without limitation the London Stock Exchange Limited and the Panel on Take-overs and Mergers).


7        PUBLICATIONS

Neither Novartis nor Peptide shall submit for written or oral publication any manuscript, abstract or the like which includes data or other information generated and provided by the other Party without first obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld. The contribution of each Party shall be noted in all publications or presentations by acknowledgement or co-authorship, whichever is appropriate.


8        WARRANTIES AND UNDERTAKINGS

The Parties exclude to the fullest extent permitted by law any warranties, conditions, undertakings or terms implied by operation of law (statutory or otherwise).

9        ANNOUNCEMENTS

The Parties agree that immediately following the execution of this Agreement the Press Release may be released by the Parties . No other public announcement, communication or circular (other than to the extent required by law, the London Stock Exchange Limited or the Panel on Take-overs and Mergers or any other regulatory body in any jurisdiction) concerning the transactions referred to in this agreement shall be made or dispatched by either Party for so long as this Agreement continues in force without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

10       ASSIGNMENT

Neither Party shall assign or transfer or purport to assign or transfer any of its rights or obligations under this Agreement except with the prior written consent of the other Party save that either Party may at any time assign or transfer any of its rights or obligations under this Agreement to any of its Affiliates. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

11       COSTS

Except as otherwise expressly provided in this Agreement, each Party shall pay its own costs of and incidental to the negotiation, preparation, execution and implementation by it of this Agreement and of all other documents referred to in it.

12       FURTHER ASSURANCE

Each Party shall at its own cost do and execute or procure to be done and executed all necessary acts, deeds, documents and things reasonably within its power to give effect to this Agreement.

13       TERM

This Agreement shall come into effect on the date first written above and shall end on expiry of the Option Period.

14       GENERAL

14.1 This Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous such agreements whether made orally or in writing.

14.2 No variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the Parties.

14.3 The failure to exercise or delay in exercising right or remedy under this Agreement shall not constitute a waiver of the right or remedy or a waiver of any other rights or remedies and no single or partial exercise of any right or remedy under this Agreement shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.

14.4 Nothing in this Agreement shall be construed as creating a partnership between the Parties or as constituting either Party as the agent of the other Party for any purpose whatsoever and neither Party shall have the authority or power to bind the other Party or to contract in the name of or create a liability against the other Party in any way or for any purpose.

14.5 If the performance of any part of this Agreement by either Party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the control of the Party liable to perform, unless conclusive evidence to the contrary is provided, the Party so affected shall, upon giving written notice to the other Party, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected Party shall use its best efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

14.6 Provisions of this Agreement which, by their nature, are intended to survive termination of this Agreement, shall so survive.




15       GOVERNING LAW AND JURISDICTION

         This Agreement shall be governed by the laws of England and Wales and the parties hereto hereby irrevocably submit to the jurisdiction of the English Courts.

16       COUNTERPARTS

         This Agreement may be executed in any number of counterparts each of which when executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties, through their authorised officers, have executed this Agreement as of the date first written above.

Signed on behalf of                      )
PEPTIDE THERAPEUTICS LIMITED             )



Signed on behalf of                      )
NOVARTIS PHARMA AG                       )

                                   SCHEDULE 1


                                  RESEARCH PLAN



[]*

----------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

                                   SCHEDULE 2

                               LICENCE AGREEMENT

THIS AGREEMENT is made on ...............................199

BETWEEN:-


(1) PEPTIDE THERAPEUTICS LIMITED (No 2774777) whose registered office address is at 321 Cambridge Science Park, Milton Road, Cambridge, CB4 4WG UK ("PEPTIDE"); and

(2) NOVARTIS PHARMA AG whose registered office address is at Lichstrasse 35, CH-4002, Basel, Switzerland ("NOVARTIS").

WHEREAS

(A)    Peptide and Novartis entered into a Collaboration Agreement on
       [        ] under which Peptide agreed to carry out a Programme on the
       Target Protease using RAPiD and to endeavor to provide a Substrate and Data to Novartis.

(B)    Peptide has successfully completed the Programme.

(C) Novartis has elected to exercise its option under the Collaboration Agreement to take a licence to Data, Background IP, and Substrate arising from the programme of work on the terms and conditions of this Agreement.

IT IS AGREED as follows:-

1      INTERPRETATION

Unless expressly stated otherwise all terms used herein shall have the meaning set forth in the Collaboration Agreement.

"EDC DECLARATION"                 means the point at which a development
                                  compound is declared an Early Development
                                  Compound (EDC) by Novartis' Innovation
                                  Management Board or some other similar
                                  body, authorising the completion of the
                                  preclinical development programme thereby allowing progression of the compound to Phase I clinical trials.

FIRST REGULATORY APPROVAL         means authorisation for marketing a Product
                                  by the United States Food and Drug
                                  Administration or by the governing health authority in any other country or region.

"IND" means Investigational New Drug application, or the like, as defined in the applicable laws and regulations of the governmental drug regulatory agencies in each country.

"PATENTS"                         means all patents and patent applications
                                  anywhere in the world which are or become owned and/or controlled, in whole or in part, by Peptide and any Affiliates of Peptide and under which Peptide otherwise has, now or in the future, the right to grant licences and which generically or specifically claim Substrate or which have claims covering Substrate, a process for manufacturing Substrate, and/or intermediates used in such process and/or use of Substrate. Included within the definition of Patents are any continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof.

"PRODUCT"                         means an Inhibitor of Target Protease
                                  developed or commercialised by Novartis for any therapeutic, diagnostic or prognostic health-care applications whose potential was identified through the use of the Data and/or Substrate supplied by Peptide.

"TERRITORY"            means the world.


"THIRD PARTY(IES)"     means any party which is neither a Party to this
                       Agreement nor an Affiliate.


2     GRANT

2.1 Peptide hereby grants to Novartis and its Affiliates an exclusive worldwide licence under Patents and other Peptide Intellectual Property, to use the Data, Substrate-relevant Backgroup IP and Arising IP for the sole purpose of identifying, characterising or developing Inhibitors subject to the terms and conditions of this Agreement. For the avoidance of doubt this licence shall not give Novartis any rights to use RAPiD for any purpose whatsoever including the finding of additional Substrate(s) or Inhibitor(s).

2.2 Novartis shall be entitled to grant sub-licences under the licence set forth in clause 2.1 above but shall remain responsible for the payments and other obligations to Peptide set forth herein.

3     PAYMENTS

3.1 In consideration of the licence granted to Peptide to Novartis under this Agreement Novartis agrees to pay to Peptide the following non-refundable amounts:-

      3.1.1   an annual licence fee of [             ]* payable by Novartis
              to Peptide beginning on the first anniversary of this Agreement and subsequently on each anniversary of the execution of this
              Agreement for a period of [             ]*, whichever is the
              shorter;

      3.1.2 success fees, depending on the speed with which Novartis will effect an EDC Declaration of a Product:

-----------------
* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

   (1) if such EDC Declaration of a Product occurs within [        ]* from the
       date of this Licence Agreement, Novartis will make to Peptide the milestone payments specified in column "B" below, whenever a Product crosses one of the milestone events indicated in column "A";

   (2) if such EDC Declaration of a Product occurs within [        ]* from the
       date of this Licence Agreement, Novartis will make to Peptide the milestone payments specified in column "C" below, whenever a Product crosses one of the milestone events indicated in column "A";

   (3) if such EDC Declaration of a Product occurs within [        ]* from the
       date of this Licence Agreement, Novartis will make to Peptide the milestone payments specified in column "D" below, whenever a Product crosses one of the milestone events indicated in column "A";


------------------------------------------------------------------------------
            A                       B              C             D
------------------------------------------------------------------------------
Time taken to get to EDC

Declaration                        [   ]*         [   ]*         [   ]*
------------------------------------------------------------------------------
EDC Declaration
                                   [   ]*         [   ]*         [   ]*
------------------------------------------------------------------------------
IND Non-refusal
                                   [   ]*         [   ]*         [   ]*
------------------------------------------------------------------------------
First Regulatory Approval
                                   [   ]*         [   ]*         [   ]*
------------------------------------------------------------------------------




TOTAL
                                   [   ]*         [   ]*         [   ]*

------------------------------------------------------------------------------

---------------

* This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 406 of the Securities Act of 1933, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

     3.1.3 If a Product is abandoned during development after one or more of the milestone payments above has been made, and if a back-up Product is developed to replace such abandoned Product, then no milestone payment shall be made in respect of the back-up Product which milestone payment has already been made in respect of the abandoned Product.

3.2 All payments to be made by Novartis to Peptide pursuant to this Agreement shall be made in pounds sterling within thirty (30) days of receipt of an invoice from Peptide. Novartis shall promptly report to Peptide the occurrence of any event which would trigger a milestone payment according to Clause 3.1 above.

3.3 All payments shall be exclusive of any taxes (including where applicable Value Added Tax and withholding tax) which shall be payable in addition to such payments by the maker of such payments.

4    DEVELOPMENT

4.1 Novartis will use commercially reasonable efforts and diligence to achieve the milestones set out in 3.1.2 above.

4.2 Novartis shall report to Peptide at six monthly intervals on the status and progress of Novartis's efforts to achieve the milestones set out in
    3.1.2 above, until such time as Novartis abandons efforts to develop
    Products.

5   EXCHANGE OF INFORMATION AND CONFIDENTIALITY

5.1 During the term of this Agreement, Novartis shall have full access to all matters encompassed within Data and Peptide shall promptly disclose and/or supply Novartis with all Data.

5.2 During the term of this Agreement and for five (5) years thereafter, irrespective of any termination earlier than the expiration of the term of this Agreement, Peptide and Novartis shall keep the Confidential Information confidential and not use or reveal or disclose to Third Parties any Confidential Information received from the other Party or developed by either Party in the performance of activities in furtherance of this Agreement without first obtaining the written consent of the disclosing party:

    5.2.1 except as may be otherwise provided herein; or

    5.2.2 as may be required for purposes of investigating, developing, manufacturing or marketing Substrate or Product or for securing essential or desirable authorisations, privileges or rights from governmental agencies; or

    5.2.3 is required by law, by any court of competent jurisdiction or by any other appropriate regulatory body (including without limitation the London Stock Exchange Limited and the Panel on Take-overs and Mergers).

    5.2.4 is necessary to file or prosecute patent applications concerning Substrate Inhibitors or to carry out any litigation concerning Substrate or Inhibitors.

5.3 The confidentiality obligation in Clause 5.2 shall not apply to such information which:

      5.3.1 at the date of this Agreement or at any time after the date of this Agreement is, or comes into, the public domain other than through breach of this Agreement by the receiving Party or any Recipient;

      5.3.2 can be shown by the Receiving Party to the satisfaction of the Disclosing Party to have been known by the Receiving Party before disclosure by the Disclosing Party to the Receiving Party;

      5.3.3 subsequently comes lawfully into the possession of the Receiving Party from a third party under no obligation of confidence to the Disclosing Party in respect of such Confidential Information;

      5.3.4 is subsequently and independently developed by employees of the Receiving Party or Affiliates thereof who had no knowledge of the Confidential Information disclosed; or

      5.3.5 is required by law, by any court of competent jurisdiction or by any other appropriate regulatory body (including without limitation the London Stock Exchange Limited and the Panel on Take-overs and Mergers).

      The parties shall take reasonable measures to ensure that no unauthorised use or disclosure is made by others to whom access to such Confidential Information is granted.

5.4 Nothing herein shall be construed as preventing either Party from disclosing any information received from the other Party to an Affiliate, sub-licensee or distributor, provided such Affiliate, sub-licensee or distributor has undertaken a similar obligation of confidentiality with respect to the Confidential Information in terms as if such recipient were a Party to this Agreement.

5.5 All Confidential Information disclosed by one Party to the other shall remain the property of the Disclosing Party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a Party to this Agreement based on the insolvency or bankruptcy of such Party, the bankrupt or insolvent Party shall promptly notify the court or other tribunal:

     (i) that Confidential Information received from the other Party under this Agreement remains the property of the other Party; and

     (ii)  of the confidentiality obligations under this Agreement.

     In addition, the bankrupt or insolvent Party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other Party's Confidential Information and to ensure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

5.6 No public announcement or other disclosure to Third Parties concerning the existence of or terms of this Agreement shall be made, either directly or indirectly, by any Party to this Agreement, except as may be legally required or as may be required for recording purposes, without first obtaining the approval of the other Party and agreement upon the nature and text of such announcement or disclosure such agreement not to be unreasonably withheld or delayed. The Parties agree that immediately following the execution of this Agreement a Press Release may be released by the Parties concerning the completion of this Agreement the contents of which will be mutually agreed by them. Similar mutually approved Press Releases may be released throughout the term of the Agreement as major milestones are achieved.

5.7 Neither Novartis nor Peptide shall submit for written or oral publication any manuscript, abstract or the like which includes data or other information generated and provided by the other Party without first obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld. The contribution of each Party shall be noted in all publications or presentations by acknowledgement or co-authorship, whichever is appropriate.

6    PATENT PROSECUTION AND LITIGATION

6.1 Peptide shall be responsible for the filing, prosecution and maintenance of Patents at its own expense.

6.2 Peptide agrees to keep Novartis promptly and fully informed of the course of patent prosecution or other proceedings. Novartis shall hold all information disclosed to it under this section as confidential subject to the provisions of Clause 5.

6.3 Novartis shall have the right to assume responsibility for any Patent or any part of a Patent that relates to Substrate which Peptide desires, after consultation with Novartis, to abandon or otherwise cause or allow to be forfeited.

6.4 In the event that Peptide or Novartis becomes aware of actual or threatened infringement of a Patent anywhere in the Territory, that Party shall promptly notify the other Party in writing. Novartis shall have the first right but not the obligation to bring, at its own expense, an infringement action against any Third Party and to use Peptide's name in connection therewith. If Novartis does not commence a particular infringement action within ninety (90) days of notifying Peptide of any such infringement, Peptide after notifying Novartis in writing, shall be entitled to bring such infringement action at its own expense. The Party conducting such action shall have full control over its conduct, including settlement thereof. In any event, Peptide and Novartis shall assist one another and cooperate in any such litigation at the other's request.

6.5 Peptide and Novartis shall recover their respective actual out-of pocket expenses, or equitable proportions thereof, associated with any litigation or settlement thereof from any recovery made by any Party. Any excess amount shall be shared between Novartis and Peptide, with each Party receiving 50% (fifty percent) of such excess.

6.6 The parties shall keep one another informed of the status of and of their respective activities regarding any litigation or settlement thereof concerning Substrate or Product.


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

6.7 Peptide shall authorise Novartis to act as Peptide's agent for the purpose of making any application for any extensions of the term of Patents and shall provide reasonable assistance therefor to Novartis, at Novartis' expense (In the United States of America as permitted under Title 35 of the United States Code).

7.    TERM AND TERMINATION

7.1 If either Party fails or neglects to perform any material covenants or provisions of this Agreement and if such default is not corrected within sixty (60) days after receiving written notice from the other Party with respect to such default, such other Party shall have the right to terminate this Agreement by giving written notice to the Party in default provided the notice of termination is given within six (6) months of the default and prior to correction of the default.

7.2 Either Party (the "Solvent Party") may terminate this Agreement if, at any time, the other Party (the "Insolvent Party") shall file in any court or agency pursuant to any statute or regulation of (the United States or of) any (individual) state or (foreign) country, a petition in bankruptcy or insolvency or for reorganisation or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, or if the Insolvent Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed with sixty (60) days after the filing thereof, or if the Insolvent Party shall propose or be a party to any dissolution or liquidation, or if the Insolvent Party shall make an assignment for the benefit of creditors.

7.3 Notwithstanding the bankruptcy of Peptide, or the impairment of performance by Peptide of its obligations under this Agreement as a result of bankruptcy or insolvency of Peptide, Novartis shall be entitled to retain the licenses granted herein, without any further obligations to Peptide, subject to Peptide's right to terminate this Agreement for reasons other than bankruptcy or insolvency as expressly provided in this Agreement.


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

8     RIGHTS AND DUTIES UPON TERMINATION

8.1 Upon termination of this Agreement, Peptide shall have the right to retain any sums already paid by Novartis hereunder, and Novartis shall pay all sums accrued hereunder which are then due.

8.2 Termination of this Agreement shall terminate all outstanding obligations and liabilities between the parties arising from this Agreement except those which, by their nature, are intended to survive termination of the Agreement.

9     WARRANTIES AND REPRESENTATIONS

9.1 The Parties exclude to the fullest extent permitted by law any warranties, conditions, undertakings or terms implied by operation of law (statutory or otherwise).

9.2 Nothing in this Agreement shall be construed as a warranty that Patents are or will be valid or enforceable or that their exercise does not or will not infringe any patent rights of Third Parties.

10.   GENERAL

10.1 If the performance of any part of this Agreement by either Party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the Party liable to perform, unless conclusive evidence to the contrary is provided, the Party so affected shall, upon giving written notice to the other Party, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected Party shall use its reasonable efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

10.2 This Agreement shall be deemed to have been made in the United Kingdom and its form, execution, validity, construction and effect shall be determined in accordance with the laws of England and shall be subject to the jurisdiction of the English Courts and each of the Parties hereby irrevocably submits to the jurisdiction of the English Courts.

10.3 In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

10.4 If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.

10.5 In the event that the terms and conditions of this Agreement are materially altered as a result of Clauses 10.3 or 10.4, the parties will renegotiate the terms and conditions of this Agreement to resolve any inequities.

10.6 This Agreement, entered into as of the date written above and together with the surviving provisions of the Collaboration Agreement, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all previous writings and understandings. No terms or provisions of this Agreement shall be varied or modified by an prior or subsequent statement, conduct or act of either of the parties, except that the parties may amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

10.7 The failure of either Party at any time to exercise any of their respective rights under this Agreement shall not be deemed a waiver thereof, nor shall such failure in any way prevent either Party, as the case may be, from subsequently asserting or exercising such rights.

10.8 Any notice required or permitted under this Agreement shall be sent by certified mail, return receipt requested, postage pre-paid to the following addresses of the parties:


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

      if to Peptide:
      Peptide Therapeutics Limited
      321 Cambridge Science Park,
      Milton Road, Cambridge CB4 4WG
      United Kingdom
      Attention: The Company Secretary

      if to Novartis:
      Novartis Pharma AG
      P.O. Box
      CH-4002 Basel-Switzerland
      Attention: The Legal Department

      Any notice required or permitted to be given concerning this Agreement shall be effective upon receipt by the Party to whom it is addressed.

10.9 Neither this Agreement nor any interest hereunder shall be assignable or transferable by either Party without the written consent of the other provided, however, that either Party may assign this Agreement to any Affiliate or to any corporation with which it may merger or consolidate or to which it may sell all or substantially all of its assets, without obtaining the consent of the other providing the interests of that other Party are not materially affected. This Agreement and the licenses herein granted shall be binding upon and inure to the benefit of the successors in interest of the respective parties.






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

IN WITNESS WHEREOF, the parties through their authorised officers, have executed this Agreement as of the date first written above



Signed on behalf of                                   )
PEPTIDE THERAPEUTICS LIMITED                          )



Signed on behalf of                                   )
NOVARTIS PHARMA AG                                    )



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